SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                  0-26483               94-3236309
(State or other jurisdiction of    (Commission          (I.R.S. Employer
incorporation or organization)      File Number)         Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5.  Other Events and Regulation FD Disclosure.

      On September 30, 2003, VaxGen, Inc. issued a press release entitled, "VaxGen Awarded $80.3 Million NIAID Contract for Advanced Development of Anthrax Vaccine Candidate". This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit No.        Description
-----------        -----------

99.1 Press release dated September 30, 2003, entitled, "VaxGen Awarded $80.3 Million NIAID Contract for Advanced Development of Anthrax Vaccine Candidate".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VaxGen, Inc.
                                               (Registrant)

Dated: September 30, 2003                      By: /s/ Carter A. Lee
                                               ---------------------
                                                   Carter Lee
                                                   Senior Vice President
                                                   Finance & Administration